Exhibit 10.36(b)

AMENDMENT No. 2

to

Foundry Agreement

between

Texas Instruments Incorporated and Spansion LLC and Nihon Spansion Limited

This Amendment No. 2 (“Amendment No. 2”) to the Foundry Agreement is entered into this 15th day of October, 2010 (the “Effective Date”), by and between Spansion LLC, having its principal place of business at 915 DeGuigne Drive, Sunnyvale, California 94088-3453, U.S.A. (“Spansion”), Nihon Spansion Limited, having its principal place of business at 1-14, Nishin-cho, Kawasaki-shi, Kawasaki-ku, Kanagawa 210-0024, Japan (“Spansion Nihon), and Texas Instruments Incorporated, having its principal place of business at 12500 TI Boulevard, Dallas, Texas 75266, U.S (“TI”). Spansion, Spansion Nihon, and TI are collectively referred to as “Parties” to this Amendment No. 2 and, individually, as a “Party” to this Amendment No. 2.

Whereas, the Parties entered into a Foundry Agreement with an effective date of August 31, 2010, and Amendment No. 1 to Foundry Agreement between Texas Instruments Incorporated and Spansion LLC and Nihon Spansion Limited with an effective date of September 15, 2010 (collectively, the “Original Agreement”),

Whereas, the Parties desire to amend the Original Agreement to allow for the earlier delivery of a certain tool from Spansion to TI;

Whereas, the Parties further desire to amend the Original Agreement to allow for an earlier date for the adjustment of the minimum quarterly sort service fee through a release of certain testers.

Now therefore, the parties hereby agree as follows:

I.	The Parties agree that the CVD39 Applied Materials Producer-SE tool referenced in Exhibit A of the Original Agreement under “Tool Exchange” (the “CVD39 Tool”) will be made available to TI by Spansion no later than October 15, 2010, instead of the July 1, 2011 date referenced in the Original Agreement.

II.

The Parties agree that three of the 17 Fox Bist Testers referenced in Exhibit A of the Original Agreement under “Tool Exchange” (the “Three Testers”) will be removed by Spansion from the Aizu site no later than January 15th, 2011, instead of the July 1, 2011 date referenced in the Original Agreement. The Three Testers will be three of the testers that are currently idle. Spansion will have the option of auditing the testers before removal to validate that they are still operational in accordance with the Original Agreement. With respect to the Three Testers, the Adjustment Rate will be addressed as follows:

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Upon commencement by TI of the removal of the CVD39 tool referenced above, the minimum quarterly sort service fee will be reduced by $39.31K per tester, per quarter (totaling a reduction in $117.93K per quarter for the release of the Three Testers). Such reduction will be pro-rated for the quarter in which TI begins the removal of the CVD39 Tool.

III.	The Parties agree that Spansion will purchase the 17 probers attached to the 17 Fox Bist Testers, which are referenced in Exhibit A of the Original Agreement under “Tool Exchange” (“Probers”). Such Probers will be purchased by Spansion for a total amount of U.S. $2,550,000.00 (U.S. $150,000 each). Removal of such Probers will be governed by the same terms governing the removal of the 17 Fox Bist Testers referenced in the Original Agreement (Spansion is responsible for deinstallation, decontaminations, shipping, and crating of the Probers). The Probers corresponding to the Three Testers will be removed by Spansion no later than January 15, 2011. The remaining Probers will be removed when the corresponding tester is removed per the “Tool Exchange” in the Original Agreement.

Payment for each Prober in the amount of U.S. $150,000.00 will be paid by Spansion to TI within 10 days of removal of the respective Prober.

Unless otherwise defined herein, capitalized terms used herein shall have the same meaning as set forth in the Original Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 2 to be duly signed and executed.

TEXAS INSTRUMENTS INCORPORATED	SPANSION LLC

/s/ Kevin Ritchie	/s/ Randy W. Furr
Authorized Signature	Authorized Signature

Kevin Ritchie	Randy W. Furr
Name	Name

SVP TMG	Chief Financial Officer
Title	Title

October 28, 2010	October 18, 2010
Date	Date

NIHON SPANSION LIMITED

/s/ Randy W. Furr
Authorized Signature

Randy W. Furr
Name

Director
Title

October 18, 2010
Date

CONFIDENTIAL

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